PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is entered into as of February 3, 2021, by and among (i) AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“Aimco/Bethesda”), (ii) Aimco Properties, L.P., a Delaware limited partnership (“Aimco Properties” and, together with Aimco/Bethesda, the “Sellers”), (iii) Aimco Development Company, LLC, a Delaware limited liability company

(“Redev/Dev TRS”), (iv) Campus GP Holdings, LLC, a Delaware limited liability company (“Campus GP” and, together with Redev/Dev TRS, the “Purchasers”), (v) Aimco OP L.P., a Delaware limited partnership (“Aimco OP”), and (vi) Aimco Properties, LLC, a Delaware limited liability company (“Aimco Properties LLC” and, together with Aimco OP, the “Contract Transfer Parties”).

RECITALS

WHEREAS, the Sellers have determined to sell 100% of the partnership interests owned by them in each of AF Hotel Parcel Opportunity Fund, LP (“AF Hotel”, and such interests therein, the “AF Hotel Interest”) and AF Hotel Parcel Opportunity Fund 2, LP (“AF Hotel 2”, and together with AF Hotel, collectively, the “Companies”; and such interests in AF Hotel 2, the “AF Hotel 2 Interest”; and the AF Hotel 2 Interest, together with the AF Hotel Interest, collectively, the “Interests”) to the Purchasers for cash, and the Purchasers desire to purchase the Interests held by the Sellers upon the terms and conditions provided in this Agreement (the “Purchase”); and

WHEREAS, the Companies indirectly own that certain real property which is or will be commonly known as “Benson Hotel” and located in Aurora, Colorado at the Anschutz Medical Campus (the “Property”); and

WHEREAS, Aimco Properties LLC has determined to transfer the economic interest under the contracts listed on Schedule B (the “Specified Contracts”) to Aimco OP, and upon receiving the required consent under those contracts, to transfer, assign, and convey the legal title.

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.	Transaction.

(a)

At the Closing (as defined below) each Seller hereby transfers, assigns, sells, conveys and delivers to the Purchasers the Interests free and clear of all liens and other encumbrances, and the Purchasers hereby purchase from the Sellers the Interests as set forth on Schedule A hereto. The aggregate consideration for the Interests shall be equal to $6,229,578.00 in cash (the “Consideration”), which shall be allocated among the Sellers as set forth on Schedule A.

(b)

At the Closing (as defined below), Aimco Properties LLC will transfer its beneficial ownership of the Specified Contracts to Aimco OP (the “Transfer”); provided, that Aimco Properties LLC shall retain legal ownership of the Specified Contracts until such time as the required consent thereunder is obtained, at which time the legal title to the Specified Contracts will be transferred, assigned and conveyed to Aimco OP pursuant to an Assignment and Assumption of Contracts Agreement in substantially the form attached hereto as Exhibit A (the “Assignment”). In respect of the foregoing, the parties agree as follows:

(i)	Nothing in this Agreement will be deemed to require the transfer of any assets that by their terms or by operation of Law cannot be transferred or assumed.

(ii)	The parties will use reasonable efforts to effect the Assignment as promptly as practicable following the Closing, including by taking reasonable efforts to obtain any required consents.

(iii)

From and after the Closing Date until such time as the Assignment is effected, Aimco Properties LLC will hold the Specified Contracts for the use and benefit of Aimco OP; it being agreed that Aimco Properties LLC will not be obligated to expend any money unless the necessary funds are advanced or agreed in writing to be reimbursed by Aimco OP. Aimco Properties LLC will use its reasonable efforts to notify Aimco OP of the need for such expenditure. In addition, Aimco Properties LLC will, insofar as reasonably practicable and to the extent permitted by applicable Law, (A) treat the Specified Contracts in the ordinary course of business consistent with past practice, (B) promptly take such other actions as may be requested by Aimco OP in order to place Aimco OP in the same position as if the Specified Contracts had been transferred or assumed, as contemplated hereby, and so that all the benefits and burdens relating to the Specified Contracts, including possession, use, risk of loss, potential for gain, and control over the Specified Contracts are to inure from and after the Closing to Aimco OP and (C) hold itself out to third parties as agent or nominee on behalf of Aimco OP.

(iv)

In furtherance of the foregoing, the parties agree that, as of the Closing, Aimco OP party will be deemed to have acquired beneficial ownership of all of the Specified Contracts, together with all rights and privileges incident thereto that such party is entitled to acquire or intended to assume pursuant to the terms of this Agreement.

(v)

The parties agree to treat, for all tax purposes, any contract on Schedule B, which are subject to the provisions of this Section 1(b), as (A) owned by Aimco OP, from and after the Closing, (B) having not been owned by Aimco Properties LLC, at any time from and after the Closing, and (C) having been held by Aimco Properties LLC only as agent or nominee on behalf of Aimco OP from and after the Closing until the Assignment is effected. The parties will not take any position inconsistent with the foregoing unless otherwise required by applicable Law (in which case, the parties will provide indemnification for any taxes attributable to the asset during the period beginning at the Closing and ending on the date of the actual Assignment).

(c)

The closing of the Purchase and the Transfer (the “Closing”) shall take place on February 3, 2021 (the “Closing Date”) remotely by the exchange of documents and signatures (or their electronic counterparts), or at such other time and place as may be agreed upon by the parties hereto. At the Closing, the following actions will occur in the following sequence:

(i)

The Purchasers shall deliver to each of the Sellers the applicable Consideration for such Seller, as provided in Section 1(a), by wire transfer of immediately available funds, to an account previously designated in writing by each Seller.

(ii)

The parties shall cause to be delivered executed amendments to the limited partnership agreements of AF Hotel Parcel Opportunity Fund 2, LP and AF Hotel Parcel Opportunity Fund, LP reflecting the Purchase, in each case, in the forms attached hereto as Exhibits B and C.

(iii)

To the extent required by law, in connection with the acquisition by the Purchasers of the Interests, (x) each of the Sellers shall complete and deliver to the Purchasers, and each of the Purchasers shall complete and deliver to the Sellers, an original of any state and/or local transfer tax forms required to be delivered by such party in connection with the Purchase, duly executed by such party, and (y) each Seller shall complete and deliver to Purchasers a certification of non-foreign status of the Seller within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder.. For the avoidance of doubt, Sellers will prepare and file transfer tax returns.

2.	Seller Representations. In connection with the transactions contemplated hereby, the Sellers represents and warrants that:

(a)

Organization. Each Seller is a validly existing corporation or limited partnership under the laws of the State of Delaware and has all requisite corporate or partnership power and authority, as applicable, to enter into and perform its obligations under this Agreement.

(b)

Authorization. All corporate or partnership action, as applicable, on the part of each Seller necessary for the authorization, execution and delivery of this Agreement and for the performance of all of its obligations hereunder has been taken, and this Agreement is a valid, legally binding and enforceable obligation of each Seller.

(c)

Government and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or any other person is required in connection with each Seller’s execution, delivery and performance of this Agreement, or if any such consent or other action is required, each Seller has satisfied the applicable requirements.

(d)

Effect of Agreement. Each Seller’s execution, delivery and performance of this Agreement (i) has not violated and will not violate the organizational documents of such Seller or any provision of applicable law, and (ii) have not violated and will not violate any judgment, order, writ, injunction or decree of any court applicable to each Seller.

(e)

Litigation. There are no actions, suits or proceedings pending or, to the knowledge of each Seller, threatened, against each Seller before any governmental authority which question each Seller’s right to enter into or perform, or which question the validity of, this Agreement.

(f)

Ownership of Partnership Interest. Each Seller is the sole owner of the Interests and has, and at the Closing, will have, the full right, power and authority to sell and transfer the Interests, free and clear of any lien, encumbrance, option, charge, equity or restriction or any other right or interest of any kind. As of the consummation of the transactions contemplated to occur at the Closing, each Seller will retain no interest of any kind in the Interests.

3.	Representations of the Purchasers. In connection with the transactions contemplated hereby, each Purchaser hereby represents and warrants that:

(a)

Organization. Each Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has the limited liability company power and authority to enter into and perform its obligations under this Agreement.

(b)

Authorization. All limited liability company action on the part of each Purchaser necessary for the authorization, execution and delivery of this Agreement and for the performance of all of its obligations hereunder has been taken, and this Agreement is a valid, legally binding and enforceable obligation of each Purchaser.

(c)

Government and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or any other person is required in connection with each Purchaser’s execution, delivery and performance of this Agreement, or if any such consent or other action is required, each Purchaser has satisfied the applicable requirements.

(d)

Effect of Agreement. Each Purchaser’s execution, delivery and performance of this Agreement (i) has not violated and will not violate the organizational documents of such Purchaser or any provision of applicable law, and (ii) have not violated and will not violate any judgment, order, writ, injunction or decree of any court applicable to each Purchaser.

(e)

Litigation. There are no actions, suits or proceedings pending or, to each Purchaser’s knowledge, threatened, against each Purchaser before any governmental authority which question each Purchaser’s right to enter into or perform, or which question the validity of, this Agreement.

4.	Contract Transfer Party Representations.

(a)

Organization. Each of Contract Transfer Party is a validly existing limited partnership or limited liability company, as applicable, under the laws of the State of Delaware and has all requisite partnership or limited liability company power and authority, as applicable, to enter into and perform its obligations under this Agreement.

(b)

Authorization. All partnership or limited liability company action, as applicable, on the part of each Contract Transfer Party necessary for the authorization, execution and delivery of this Agreement and for the performance of all of its obligations hereunder has been taken, and this Agreement is a valid, legally binding and enforceable obligation of each Contract Transfer Party.

(c)

Government and Other Consents. Except as set forth on Schedule C, no consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or any other person is required in connection with each Contract Transfer Party’s execution, delivery and performance of this Agreement, or if any such consent or other action is required, each Contract Transfer Party has satisfied the applicable requirements.

(d)	Effect of Agreement. Each Contract Transfer Party’s execution, delivery and performance of this Agreement (i) has not violated and will not violate the organizational documents of such Contract Transfer Party or any provision of applicable law, and (ii) has not violated and will not violate any judgment, order, writ, injunction or decree of any court applicable to each Contract Transfer Party.

(e)

Litigation. There are no actions, suits or proceedings pending or, to each Contract Transfer Party’s knowledge, threatened, against each Contract Transfer Party before any governmental authority which question each Contract Transfer Party’s right to enter into or perform, or which question the validity of, this Agreement.

5.	As-Is Sale.

(a)	As Is. The parties acknowledge that the Purchasers are acquiring the Interests in their existing condition, in each case, “AS-IS, WHERE-IS, WITH ALL FAULTS”, with no right of setoff or deduction.

(b)

No Implied Warranties. The Purchasers hereby disclaim all warranties implied by law arising out of or with respect to the execution of this Agreement, any aspect or element of the Interests, the Property, the Companies or the performance of the Sellers’ obligations hereunder, including all implied warranties of merchantability and/or fitness for a particular purpose.

(c)

Investigation of the Interests, the Companies and the Property. Purchasers’ review and investigation, as described in this Section 5, has included to the extent made available to Purchasers, without limitation, review of the financial condition and organizational documents of the Companies and any subsidiaries thereof owning a direct or indirect interest in the Property (each a “Property Entity”) (including without limitation, balance sheets, tax returns, and financial statements showing all assets and liabilities of each Company and each Property Entity as of their respective dates), review of the leases (and the rights of tenants thereunder), building permits, certificates of occupancy, environmental audits and assessments, toxic reports, surveys, investigation of land use and development rights, development restrictions and conditions that are or may be imposed by governmental agencies, agreements with specifications affecting or concerning the Property, the condition of title to the Property and to the Interests, soils and geological reports, engineering and structural tests, insurance contracts, contracts for work-in-progress, operational contracts, marketing studies, cost-to-complete studies, governmental agreement and approvals, architectural plans and site plans. Each Purchaser agrees that it has made an independent investigation of the matters set forth in any such disclosures as well as other matters relating to the Interests, the Companies, each Property Entity and the Property and has relied solely upon and shall continue to rely solely upon its own analysis and has not relied on any specific information or any other materials provided by any Seller or its respective agents or consultants other than, in each case, the representations, warranties and covenants expressly set forth in this Agreement.

(d)

Tax Matters. Except as described in Section 1(c)(iii), Purchasers shall assume all liability for any and all taxes attributable to the Companies or their subsidiaries, without regard to when such taxes were accrued and including, for the avoidance of doubt, all property and entity level taxes of the Companies and their Subsidiaries. The Purchasers will prepare and file all tax returns for property taxes due on or after the Closing Date. Without the prior written consent of Aimco OP, which consent shall not be unreasonably withheld, conditioned, or delayed, Purchasers shall not, and shall not permit any of their affiliates to file any amended tax return with respect to a pre-closing tax period or a tax period including the Closing Date (other than a tax return due on or after the Closing Date).

6.	Termination. This Agreement may be terminated prior to Closing at any time by the mutual written consent of the parties hereto.

7.

Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered (i) personally, (ii) mailed by certified or registered mail, return receipt requested and postage prepaid, (iii) sent via a nationally recognized overnight courier or (iv) sent via email to the recipient, provided that a hard copy is also sent in accordance with the delivery methods set forth in clause (i) or (iii) of this Section 7. Such notices, demands and other communications will be sent to the address indicated below:

To the Sellers or Aimco Properties, LLC: c/o Apartment Income REIT Corp. 4582 South Ulster Street, Suite 1700

Denver, Colorado 80237 Attention:Lisa Cohn

Email:Lisa.Cohn@aircommunities.com

To the Purchasers or Aimco OP:

c/o Apartment Investment and Management Company 4582 South Ulster Street, Suite 1450

Denver, Colorado 80237 Attention:Jennifer Johnson

Email:Jennifer.Johnson@aimco.com

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

8.	Miscellaneous.

(a)

Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall be true and correct in all material respects when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

(b)

Severability. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(c)

Complete Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter hereof and thereof.

(d)

Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(e)	Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

(f)

Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto. Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(g)

No Third Party Beneficiaries or Other Rights. No provision of this Agreement shall confer upon any person or other entity other than the parties hereto and their permitted assigns any rights or remedies hereunder. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, and no former, current or future equityholders, controlling persons, directors, officers, employees, agents or affiliates of any party hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages in respect of any breach of this Agreement from, any Non- Recourse Party.

(h)	Governing Law. The validity, construction and enforceability of this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware.

(i)

Mutuality of Drafting. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

(j)

Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement, that any breach of the provisions of this Agreement may cause the other parties irreparable harm, and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

(k)	Amendment and Waiver. Subject to compliance with applicable Law, this Agreement may be amended or supplemented in any and all respects only by written agreement of the parties hereto.

(l)

Extension of Time, Waiver, Etc. The parties hereto may, subject to applicable Law, (i) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (ii) extend the time for the performance of any of the obligations or acts of the other party or (iii) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

(m)

Further Assurances. Each party hereto shall execute and deliver such additional documents and instruments and shall take such further action as may be necessary or appropriate to effectuate fully the provisions of this Agreement.

(n)	Expenses. Each party hereto acknowledges and agrees that the following costs and expenses associated with the transactions contemplated herein shall be borne as follows:

(i)

all expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and, except as otherwise expressly set forth herein, the consummation of the transactions contemplated hereby (including the reasonable fees and disbursements of counsel to the Sellers in connection herewith), shall be borne equally by the Sellers and the Purchasers;

(ii)

all third party fees, costs and expenses reasonably incurred by the Purchasers and/or the Sellers in connection with their respective attempts to obtain any third party consents required in furtherance of the transactions contemplated hereby, shall be paid equally by the Sellers and the Purchasers;

(iii)

the cost of a policy of title insurance insuring the Purchasers’ indirect interest in the Property including any costs and expenses related thereto, such as the applicable premium and any endorsements and extended coverage, if any, shall be paid equally by the Sellers and the Purchasers; and

(iv)	all documentary transfer, stamp, sales and other taxes related to the assignment and assumption of the Interests, shall be paid by the Sellers.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement as of the date first written above.

Sellers:

AIMCO/BETHESDA HOLDINGS, INC.

By:	Name: Lisa R. Cohn
Title:	President, General Counsel and Secretary

AIMCO PROPERTIES, L.P.

By: Aimco-GP, Inc., as general partner

By:	Name: Lisa R. Cohn
Title:	President, General Counsel and Secretary

[Signature Page to Purchase Agreement]

Purchasers:

AIMCO DEVELOPMENT COMPANY, LLC

By: Aimco OP L.P., as sole member

By: Aimco OP GP, LLC, as general partner By: Apartment Investment and Management Company, as sole member

By:	Name: H. Lynn C. Stanfield
Title:	Executive Vice President and Chief Financial Officer

CAMPUS GP HOLDINGS, LLC

By:	Name: H. Lynn C. Stanfield
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

Schedule A

Seller	Purchaser	Interest Sold	Consideration
		99% limited partner
		interest in AF Hotel Parcel Opportunity Fund	$61,672.83
AIMCO/Bethesda	Aimco Development	2, LP
Holdings, Inc.	Company, LLC
		1% limited partner
		interest in AF Hotel Parcel Opportunity	$61,672.83
		Fund, LP
		1% general partner
		interest in AF Hotel Parcel Opportunity Fund	$622.95
		2, LP
Aimco Properties, L.P.	Campus GP Holdings, LLC
		99% general partner
		interest in AF Hotel Parcel Opportunity	$6,105,609.39
		Fund, LP
TOTAL			$6,229,578.00

Schedule A-1

Schedule B

Contracts Transferred

•	Master Development Agreement by and between Fitzsimons Redevelopment Authority and Aimco Properties, LLC, dated June 9, 2017.

•	Real Estate Purchase and Sale and Option Agreement by and between Fitzsimons Redevelopment Authority and Aimco Properties, LLC, dated August 31, 2017, as amended by the:

o	First Amendment to the Real Estate Purchase and Sale and Option Agreement, dated August 14, 2018; and further amended by the

o	Second Amendment to the Real Estate Purchase and Sale and Option Agreement, dated September 21, 2020.

Schedule B-1

Schedule C

Section 7.8 of that certain Master Development Agreement by and between Fitzsimons Redevelopment Authority (FRA) and Aimco Properties, LLC, provides that Aimco Properties, LLC may not assign the Master Development Agreement without the prior written consent of FRA.

Schedule C-1

Exhibit A

[See attached]

Exhibit A-1

ASSIGNMENT AND ASSUMPTION OF CONTRACTS AGREEMENT

Dated: February [•], 2021

THIS ASSIGNMENT AND ASSUMPTION OF   CONTRACTS   AGREEMENT   (this

“Assignment”) effective as of February [•], 2021 (“Effective Date”) is made by and between Aimco Properties, LLC, a Delaware limited liability company (the “Assignor”), and Aimco OP L.P. a Delaware limited partnership (“Assignee”). The Assignor and the Assignee are each referred to as a “Party” and are referred to collectively as the “Parties.”

WHEREAS, Assignor desires to assign to Assignee the Assigned Contracts (as defined below) of Assignor and Assignee desires to acquire the Assigned Contracts of Assignor.

NOW THEREFORE, in consideration of these premises, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

1.

Assignment. Assignor hereby conveys, assigns and transfers to Assignee its entire right, title and interest in and to each of the Contracts set forth on Exhibit A (collectively, the “Assigned Contracts”).

2.

Assumption of Obligations. Assignee hereby accepts Assignor’s right, title and interest in and to the Assigned Contracts, to the extent conveyed, assigned or transferred by the Assignor pursuant to Section 1 hereof, and assumes and agrees to pay, perform and comply with and to be bound as of the date hereof by all the terms, covenants, agreements, provisions and conditions of the Assigned Contracts, and discharge any and all liabilities and obligations of Assignor to the extent relating to, resulting from, or arising out of, the Assigned Contracts (collectively, the “Assumed Obligations”), in the same manner and with the same force and effect as if the Assignor had originally executed each such Assigned Contract, to the extent conveyed, assigned or transferred by the Assignor, whereupon the Assignor shall be released from any further liability under the Assigned Contracts with respect to the Assumed Obligations.

3.

Further Assurances. Each Party shall, from time to time, at the request of the other Party execute and deliver such other instruments of conveyance and transfer and take such other actions as may be reasonably required to evidence and consummate the transactions contemplated hereby.

4.

Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). With respect to any suit, action or proceeding relating to this Assignment, each Party irrevocably agrees and consents to be subject to the jurisdiction of the State of Delaware.

5.	Successors and Assigns. This Assignment shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

6.

Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy thereof.

7.	Headings. The headings in this Assignment are for reference only and shall not affect the interpretation of this Assignment.

8.

Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS ASSIGNMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF, OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT. EACH PARTY TO THIS ASSIGNMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER,

(C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS ASSIGNMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

Assignor: AIMCO PROPERTIES, LLC
By:
Name: Lisa R. Cohn
Title:President,GeneralCounseland Secretary

Assignee: AIMCO OP L.P. By: Aimco OP GP, LLC its general partner By: Apartment Investment and Management Company, its sole member
By:
Name: H. Lynn C. Stanfield
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement]

EXHIBIT A

Assigned Contracts

1.	Master Development Agreement by and between Fitzsimons Redevelopment Authority and Aimco Properties, LLC, dated June 9, 2017.

2.	Real Estate Purchase and Sale and Option Agreement by and between Fitzsimons Redevelopment Authority and Aimco Properties, LLC, dated August 31, 2017, as amended by that certain:

a.	First Amendment to the Real Estate Purchase and Sale and Option Agreement, dated August 14, 2018; and further amended by that certain

b.	Second Amendment to the Real Estate Purchase and Sale and Option Agreement, dated September 21, 2020.

Exhibit B

[See attached]

Exhibit B-1

AMENDMENT NO. 1 TO THE LIMITED PARTNERSHIP AGREEMENT OF

AF HOTEL PARCEL OPPORTUNITY FUND 2, LP

The general partner of AF Hotel Parcel Opportunity Fund 2, LP, a Delaware limited partnership (“AF Fund 2 LP”), acting in accordance with Sections 3 and 8 of the Limited Partnership Agreement of AF Fund 2 LP, dated as of July 13, 2020 (the “Partnership Agreement”), desires to amend, effective as of February 3, 2021, the Partnership Agreement as set forth below (this “Amendment”). Capitalized terms used herein without definition have the respective meanings set forth in the Partnership Agreement.

1.	Amendments to the Partnership Agreement.

(a)Exhibit A of the Partnership Agreement is hereby amended and restated in its entirety as follows:

LIMITED PARTNER

Name of Partner	Initial Contribution	Percentage Interest
Aimco Development Company, LLC	$99	99%

GENERAL PARTNER

Name of Partner	Initial Contribution	Percentage Interest
Campus GP Holdings, LLC	$1	1%

2.Effectiveness of Amendment and Extension. The undersigned, by its signature below, does hereby give its written consent to this Amendment of the Partnership Agreement in accordance with the foregoing provisions.

3.Confirmation of Partnership Agreement. Except as set forth in this Amendment, the terms, conditions and agreements set forth in the Partnership Agreement are hereby ratified and confirmed and shall continue in full force and effect.

4.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has approved this Amendment as of the date first above written.

GENERAL PARTNER:

AIMCO PROPERTIES, L.P.

By:	Name:

Title:

ACKNOWLEDGED AND AGREED FOR ALL PURPOSES UNDER SECTION 8 OF

THE PARTNERSHIP AGREEMENT

AIMCO DEVELOPMENT COMPANY, LLC

By: Aimco OP L.P., as sole member

By: Aimco OP GP, LLC, as general partner

By: Apartment Investment and Management Company, as sole member

By: Name: H. Lynn C. Stanfield

Title: Executive Vice President and Chief Financial Officer

CAMPUS GP HOLDINGS, LLC

By: Name: H. Lynn C. Stanfield

Title: Executive Vice President and Chief Financial Officer

[Amendment No. 1 to the Limited Partnership Agreement of AF Hotel Parcel Opportunity Fund 2, LP]

Exhibit C

[See attached]

Exhibit C-1

AMENDMENT NO. 1 TO THE LIMITED PARTNERSHIP AGREEMENT OF

AF HOTEL PARCEL OPPORTUNITY FUND, LP

The general partner of AF Hotel Parcel Opportunity Fund, LP, a Delaware limited partnership (“AF Fund LP”), acting in accordance with Sections 3 and 8 of the Limited Partnership Agreement of AF Fund LP, dated as of September 18, 2019 (the “Partnership Agreement”), desires to amend, effective as of February 3, 2021, the Partnership Agreement as set forth below (this “Amendment”). Capitalized terms used herein without definition have the respective meanings set forth in the Partnership Agreement.

5.	Amendments to the Partnership Agreement.

(a)Exhibit A of the Partnership Agreement is hereby amended and restated in its entirety as follows:

LIMITED PARTNER

Name of Partner	Initial Contribution	Percentage Interest
Aimco Development Company, LLC	$1	1%

GENERAL PARTNER

Name of Partner	Initial Contribution	Percentage Interest
Campus GP Holdings, LLC	$99	99%

6.Effectiveness of Amendment and Extension. The undersigned, by its signature below, does hereby give its written consent to this Amendment of the Partnership Agreement in accordance with the foregoing provisions.

7.Confirmation of Partnership Agreement. Except as set forth in this Amendment, the terms, conditions and agreements set forth in the Partnership Agreement are hereby ratified and confirmed and shall continue in full force and effect.

8.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has approved this Amendment as of the date first above written.

GENERAL PARTNER:

AIMCO PROPERTIES, L.P.

By:	Name:

Title:

ACKNOWLEDGED AND AGREED FOR ALL PURPOSES UNDER SECTION 8 OF

THE PARTNERSHIP AGREEMENT

AIMCO DEVELOPMENT COMPANY, LLC

By: Aimco OP L.P., as sole member

By: Aimco OP GP, LLC, as general partner

By: Apartment Investment and Management Company, as sole member

By: Name: H. Lynn C. Stanfield

Title: Executive Vice President and Chief Financial Officer

CAMPUS GP HOLDINGS, LLC

By: Name: H. Lynn C. Stanfield

Title: Executive Vice President and Chief Financial Officer

[Amendment No. 1 to the Limited Partnership Agreement of AF Hotel Parcel Opportunity Fund, LP]

1985410-NYCSR03A - MSW